Investment in Associate - Schedule of Investment in associate, Summarized Balance Sheet (Details) - Freedom Carbon Solutions [Member] - USD ($)	Jan. 31, 2026	Jul. 31, 2025
ASSETS
Cash	$ 175	$ 21,047
Due from related parties	123,075	110,040
Start-up costs, net	99,483	105,589
Total assets	222,733	236,676
LIABILITIES
Accounts payable and accrued liabilities	255,388	211,942
Convertible notes	1,322,100	1,286,050
Total liabilities	$ 1,578,606	$ 1,497,992